Huntington ForeRetirement Variable Annuity

Supplement Dated September 28, 2021

to your Prospectus Dated May 3, 2021

Rational Insider Buying VA Fund

The Board of Trustees of Mutual Fund and Variable Insurance Trust has considered a proposal by Rational Advisors, Inc. to close and liquidate the Rational Insider Buying VA Fund (the “Fund”). Accordingly, the Board has approved a Plan of Liquidation for the Fund under which the Fund will be closed and liquidated on or about November 30, 2021 (the “Liquidation Date”), or earlier if all outstanding shares have been redeemed.

On or about the close of business on November 30, 2021:

•	Premium Payments. You will no longer be able to allocate new Premium Payments to the Fund, including allocations via InvestEase. If any portion of your future Premium Payments is allocated to the Fund’s Sub-Account, you must redirect that allocation to another Sub-Account available under your Contract, subject to applicable Investment Restrictions.

•	Sub-Account Transfers. You will no longer be able to make Sub-Account transfers to the Fund, including transfers via any of the Dollar Cost Averaging programs or Asset Rebalancing.

•	Contract Value. If any of your Contract Value is invested in the Fund’s Sub-Account, the Contract Value will automatically be transferred into the Invesco V.I. Government Money Market Fund Sub-Account. You may transfer any Contract Value in the affected Sub- Account to other investment options currently available under your Contract prior to the Liquidation Date, subject to applicable Investment Restrictions.

•	Enrollments. If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that includes transfers of Contract Value in or out of the Fund’s Sub-Account, your enrollment will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account.

•	Investment Restrictions. Investment Restrictions, if applicable, may require you to remain invested in the Fund’s Sub-Account before the liquidation and in the Invesco V.I. Government Money Market Fund Sub-Account after the liquidation. Current Investment Restrictions are listed in Appendix C of the Prospectus.

•	Sub-Account Transfer Rule. The transfer of your Contract Value from the Fund’s Sub- Account as a result of the liquidation will not be counted against any limitation on the number of transfers that may be performed. During the 60 days after the Liquidation Date, you will be allowed one Sub-Account transfer from the Invesco V.I. Government Money Market Fund Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the liquidation, all information and references to the Fund are deleted from your prospectus.

This Supplement should be retained for future reference.